DocuSign Envelope ID: 3068EFB8-4880-47C5-9C04-FDB1E1D99439 i l I : 5CDF20A 1ADD-4EFA-AEA6-F65D3EE 9750 -1- Exhibit 10.2 FIRST AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT This FIRST AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT ("First Amendment"), effective as of the date of last signature hereunder (the "First Amendment Date"), is between Arvinas Operations, Inc., a corporation organized and existing under the laws of Delaware, located at 5 Science Park, 395 Winchester Ave., New Haven, CT 06511, USA (“Arvinas”) , and Bayer AG, a corporation having offices at Müllerstrasse 178, 13353 Berlin, Germany (“Bayer”). This First Amendment amends that certain Collaboration and License Agreement between Bayer and Arvinas effective as of June 3, 2019 (the "Original Agreement"). Each of Arvinas and Bayer may be referred to herein as a “Party” and both collectively as the “Parties.” All capitalized terms not otherwise defined in this First Amendment shall be as defined in the Original Agreement. WHEREAS, the Parties agree that the Research Term under the Original Agreement is to be extended as specified below. NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this First Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows: 1. The last sentence of Section 2.3.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following sentence: “Notwithstanding any other provision, the Research Term shall not exceed five (5) years, and the Research Program shall terminate at such time with respect to all Collaboration Targets, unless otherwise agreed by the Parties in writing, such agreement to not be unreasonably withheld.” 2. The Parties agree that no additional research funding payments shall be due in connection with the extension of the Research Term contemplated herein and that Arvinas shall utilize any remaining balance of any research funding payments already received in support of any Research Program activities to be conducted after the fourth anniversary of the Effective Date. 3. From and after the First Amendment Date, the term "Agreement" as used in the Original Agreement shall mean the Original Agreement as amended by this First Amendment. 4. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

DocuSign Envelope ID: 3068EFB8-4880-47C5-9C04-FDB1E1D99439 i l I : 5CDF20A 1ADD-4EFA-AEA6-F65D3EE 9750 -2- The Parties hereby accept the terms and conditions of this First Amendment, as evidenced by the signatures of their respective authorized representatives below: On behalf of, ARVINAS OPERATIONS, INC. On behalf of, BAYER AG By: By: Sean Cassidy Name: Name: ppa. Dr. Friedemann Janus SVP, Acting Head of Business Title: Date: CFO and Treasurer 6/27/2023 Title: Date: Development & Open Innovation 6/30/2023 By: Name: Title: Date: Dr. Andrea Haegebarth Head of Research and Early Development Precision Medicine 6/30/2023